Exhibit 99.1
Pulse Electronics Corporation Shareholder Meetings April 2011

Administrative Items Important Information On April 7, 2011 Pulse Electronics Corporation filed with the Securities and Exchange Commission (SEC) a definitive proxy statement in connection with its 2011 Annual Meeting. Pulse Electronics has filed with the SEC and mailed to stockholders a definitive proxy statement in connection with its 2011 Annual Meeting. Investors and stockholders are urged to read the definitive proxy statement relating to the 2011 Annual Meeting and any relevant documents filed with the SEC when they become available, because they contain (or will contain) important information. Investors and stockholders may obtain a free copy of the proxy statement and other documents (when available) that Pulse Electronics files with the SEC at the SEC’s web site at www.sec.gov and Pulse Electronics’ web site at www.pulseelectronics.com. In addition, the proxy statement and other documents filed by Pulse Electronics may be obtained from Pulse Electronics free of charge by directing a request to Pulse Electronics, Attention: Investor Relations, 1210 Northbrook Drive, Suite 470, Trevose, PA 19053. Certain Information Regarding Participants Pulse Electronics Corporation, its directors, director nominees and certain of its officers may be deemed to be participants in the solicitation of Pulse’s stockholders in connection with its 2011 Annual Meeting. Stockholders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s definitive proxy statement for the 2011 Annual Meeting. To the extent holdings by certain participants of Pulse Electronics securities have changed since the amounts contained in the proxy statement for the 2011 Annual Meeting, such changes have been, or will be reflected, on Form 4s filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s web site at www.sec.gov and Pulse Electronics’ web site at www.pulseelectronics.com. Safe Harbor This presentation contains statements that are “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. These forward-looking statements are based on the Company’s current information and expectations. There can be no assurance the forward-looking statements will be achieved. Actual results may differ materially due to the risk factors listed from time to time in the Company’s SEC reports including, but not limited to, those discussed in the Company’s Form 10-K for the year ended December 31, 2010 in Item 1a under the caption “Factors That May Affect Our Future Results (Cautionary Statements for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995).” All such risk factors are incorporated herein by reference as though set forth in full. The Company undertakes no obligation to update any forward looking statement.

Administrative Items (continued) Non-GAAP Rationale Non-GAAP operating profit or loss (operating profit or loss according to accounting principles generally accepted in the United States. excluding pre-tax severance, impairment and other associated costs; pre-tax non-cash stock-based compensation expenses; and other pre-tax adjustments as described in the applicable period and adjusted EBITDA (net earnings attributable to Pulse Electronics Corporation plus net earnings from discontinued operations and non-controlling interest, excluding income taxes; depreciation and amortization; interest expense/income; non-cash stock-based compensation expenses; other expense/income; and severance, impairment and other associated costs and other adjustments as described in the applicable period), are not measures of performance under accounting principles generally accepted in the United States. Non-GAAP operating profit or loss and adjusted EBITDA should not be considered a substitute for, and an investor should also consider, net income, operating profit, cash flow from operations and other measures of performance as defined by accounting principles generally accepted in the United States as indicators of our profitability or liquidity. Non-GAAP operating profit is often used by our shareholders and analysts as an additional measure of our operating performance. Adjusted EBITDA is often used by our shareholders and analysts as an indicator of a company’s ability to service debt and fund capital expenditures. We believe these non-GAAP measures enhance a reader’s understanding of our financial condition, results of operations and cash flow because they are unaffected by capital structure and, therefore, enables investors to compare our operating performance to that of other companies. We understand that our presentation of non-GAAP operating profit and adjusted EBITDA may not be comparable to other similarly titled captions of other companies due to differences in the method of calculation. Based on discussions with investors and equity analysts, we believe that a reader’s understanding of the Company’s operating performance is enhanced by references to these non-GAAP measures. Removing charges for severance, impairment and other associated costs, non-cash stock-based compensation expenses and other adjustments may facilitate comparisons of operating performance among financial periods and peer companies. These charges result from facility closures, the exit of a product line, production relocations and capacity reductions and / or restructuring of overhead and operating expenses to enhance or maintain profitability in an increasingly competitive environment. Removing non-cash stock-based compensation expenses facilitates comparisons of the company’s operating performance with that of other companies with differing compensation structures and with the company’s performance in periods during which its own compensation structure may have been different. Impairment charges, accelerated depreciation and curtailment gains are not part of the normal operating expense structure of the relevant business in the period in which the charge is recorded. For a reconciliation of these non-GAAP measures to results according to U.S. GAAP, see slides 35 and 36.

Leading Global Electronic Component Supplier

- Global producer of precision-engineered electronic components and modules
  - Approximately 1.5 billion devices produced annually
  - Attractive low cost / high value dynamics
- Differentiated, defensible position
  - Highly customized, engineering-intensive
  - Broad IP portfolio
  - "Globally local" design solutions
  - High-volume component manufacturing expertise
  - OEM-driven
- Global, low cost operations with growing scale

CY2010 Sales by product group



20%
51%
29%
Network Division
Power Group
Wireless Group

Source: Company filings.

CY2010 Sales by geography



3%
16%
16%
44%
21%
China
Europe
United States
Asia, other than China
Other

Source: Company filings.

3

Management Relevant experience Ralph E. Faison President, CEO, COO, Director of Andrew Corp since 2002 prior to its acquisition by CommScope, Inc. Chairman, President and President and CEO of Celiant Corporation, prior to its acquisition by Chief Executive Officer Andrew Corp VP of Lucent Technologies’ New Ventures VP and GM, AT&T’s wireless business unit VP, manufacturing, AT&T’s consumer products unit M.S. in management, Stanford University Drew A. Moyer Company CFO since 2004 Previously, CEO of AMI Doduco (Pulse business segment with Senior Vice President and 1,500 employees and annual revenue exceeding $300mm), and Chief Financial Officer oversaw its divestiture Prior to joining Pulse in 1989, employed by Ernst & Young LLP MBA, Drexel University Alan Benjamin At Pulse since 1994: COO, SVP of the Signal Products Group, VP of Telecom Division, VP of European Business Unit Chief Operating Officer Various marketing, sales, engineering roles at HP and Pacific Data Products Advanced Management Program, Harvard Business School BS in electrical engineering, Duke University

Executive Summary Pulse represents a significant value opportunity for shareholders With industry-leading products, the Company is positioned for growth and increased profitability Bel Fuse has put forth an unsolicited, uncertain and opportunistic takeover proposal At this critical time in our Company’s growth, Bel Fuse, a direct competitor to Pulse, is attempting to capture for itself the significant current and future value that rightly belongs to Pulse shareholders Through a nomination of hand-picked directors to the Pulse Board, Bel Fuse is running a M&A proxy fight, not a governance proxy fight as purported Under the leadership of highly qualified, diverse and independent Directors, we believe our strategic plan will deliver shareholder value

Strong Investment Proposition with a Robust Business Outlook and Value Enhancement Prospects

Our Products are Ubiquitous and are Incorporated into a Tremendous Range of Products Local Area Network Wireless Power (AC/DC) llula r iFi/ Ce W et ppl y thern CPU Point r Su E owe rfac e of load P Inte Wide Area Network Power (DC/DC) TV / CA DSL x Our magnetics expertise allows us to design components that enable high performance and high bandwidth in compact form factors, which are well-suited for fast growing internet applications such as wireless routers

Pulse is a Key Player in the Supply Chain for a Broad Range of Growth Applications Power (Sensor) Power (AC/DC) 115/240V AC Current Sensor AC / DC Isolation Power (DC/DC) DC / DC Display CPU Power Stage Memory Interface Connections Fixed Line Wireless Powerline Zigbee Cellular ISM WIFI Network Wireless We continue to leverage our existing capabilities to address emerging growth opportunities, such as applying our unique design capabilities in our Power business to alternative energy uses and smart meters

Our Technology Leadership Enables our Customers to Enhance the Functionality of their Devices Main and Diversity Antennas Complementary Antennas 2G — 3G Cellular (2-5 Bands) °WIFI — 2 Bands, MIMO °ZIGBEE°GSM, CDMA, CPRS, EDGE, CDMA 2000, °Bluetooth °ISM UMTS, WCDMA, HSPA, EVDO, TD-SCDMA °GPS — 2 Bands °UWB 4G — WIMAX & LTE (7-8 Bands) °MIMO Architecture Other Antennas°New Frequencies Trends / Considerations Size Battery life Orientation °Mobile Payment - RFID, NFC °FM / Satellite Radio More bandwidth °Mobile video — DVB-H, DMB-SH Design / esthetics Wireless represents a compelling example of Pulse’s technology leadership, where the design of our components involves a tremendous degree of complexity in order to manage multiple frequencies, standards and applications for antennas

Pulse Electronics Highlights Extraordinary background in electronics Leadership position Deep technology expertise Strong core operation Global reach with local design expertise skillsets Design, engineering and manufacturing strength Focused on OEMs and their CEMs Strong customer relationships Proximity and engineering collaboration enable us to become embedded Attractive market growth Power, Network and Wireless TAM is ~$4.5 billion opportunities Range of emerging growth segments Value creating strategic Address growth opportunities, particularly Wireless plan Rationalize cost structure Strong gross margin profile relative to peers Attractive financial outlook Significant cost reduction opportunities

Market Leading Positions with Diversified, Long-Term Customer Relationships Product leadership Key customers Pure-play electronics provider serving leading Alcatel-Lucent Intel companies across various industries for over Jabil Apple 60 years BMW Juniper China-based expertise in design and manufacturing deepens local relationships Bosch Lenovo Core strengths of each segment include: Cisco Nokia Network: high bandwidth in tightly Dell Nokia Siemens integrated designs Ericsson Microsoft Power: high frequency and high power in Flextronics Motorola challenging environmental conditions Wireless: multiple, complex frequency Foxconn Oracle management in small form factors Fujitsu Samsung Expertise in advanced technology Garmin Schneider 420 patents Hewlett-Packard Siemens Experienced core engineering team Honeywell Sony 3-D antenna — the new industry standard Huawei Vestel “Best & Brightest” Innovators & Qualifiers IBM Volkswagen Audi MDB Capital Group, Feb 2011

Strong Core Operating Skillsets Design / engineering Pulse Electronics’ principal manufacturing facilities Demonstrated “globally local” design / engineering and high-volume product launch expertise — Design / engineering teams embedded with our key customers Strong relationships with leading electronic OEMs Mianyang Suining China-based manufacturing expertise Suzhou Ningbo (2) Low-cost and high-volume manufacturing capability Geographic proximity to customers’ production Changan (2) with global channel relationships Established footprint in Western China Zhuhai Pulse has been operating owned facilities in China for 25 years Over 12 years of average tenure for senior operations managers

Pulse is Leveraged to Numerous Attractive Growth Opportunities

Demand Drivers

Internet / Network

- Addressable market: Enterprise networks, wide area networks, RF
- Total TAM: $1.4 billion
- Key functions: Filter signal with different frequencies, connect and balance lines, match impedance and split signals

Wireless communications

- Addressable market: Cellular, GPS, smart grid, WLAN, LMR
- Total TAM: $1.5+ billion
- Key functions: Capture and transmit signal

Power management

- Addressable market: Datacomm, high-efficiency computing, LED lighting, motor control
- Total TAM: $1.4 billion
- Key functions: Modify voltage, limit signal distortion, deliver power, regulate and control electrical energy

New growth opportunities

- Power efficiency / conservation
- High-efficiency computing
- Alternative energy generation
- Vehicle electrification
- Non-cellular wireless applications
- Cloud computing / server farms

13

Pulse Electronics

Well Defined Strategic Turnaround Plan with Clear Value Enhancement Capabilities Leverage technology leadership to penetrate new applications and grow customer base Improve wireless Reduce operating expenses Reduce operating expenses through enhanced Lower operating efficiency and streamlining G&A expenses Control costs while maintaining appropriate investments in R&D and sales Optimize manufacturing Rationalize manufacturing footprint efficiencies Increase automation Hired CIO and planning ERP implementation Implement new ERP System will enhance visibility, reduce cost and system enhance customer service

Wireless Key actions Diversify OEM customer base Investing in R&D, sales and marketing personnel Convert design wins to scale revenue Eliminate capacity / reduce labor as appropriate Technology Key player with latest technology Next generation technology investment underway, particularly in LDS, switchable and NFC technology Non-cellular applications GPS, smart grid (meters), WLAN, other terminal devices, and machine-to-machine applications

Lower Operating Expenses 300 bps opportunity for rationalization of operating expenses Represents ~$12 million of annual cost savings Greatest focus on G&A Q1 2011 announcement of $1.0 million of annual cost savings from headquarters consolidation Expect to announce additional cost reduction actions Selling and R&D largely in-line with long-term targets Management’s continued focus on cost rationalization expected to result in announcements of additional actions to reduce operating expenses

Optimize Manufacturing Efficiencies Rationalize manufacturing footprint Migrate labor to lower cost areas 65% migrated by end of 2010 43% migrated by end of 2009 Reduce number of facilities Footprint has been reduced from 10 to 8 facilities today, with further closures to come Closed two facilities (including the largest one) in Q1 2011, with capacity shifted to Western China Increase automation Automate / mechanize existing technologies Design new platforms to be highly automated Key talent hired in Q1 2011 Brought on China-based head of recently established automation group

Implement New ERP System Legacy system has limited functionality New CIO hired March 23 30+ year veteran with deep experience in ERP implementations Implementation investment has begun, rollout expected in 2012 Benefits once implemented Supply chain benefits — procurement, production planning, logistics Step function reduction in G&A More efficient customer service Deeper customer / supplier integration, including enhanced visibility for both operations and financial analysis

Attractive Financial Outlook Large addressable markets Excellent growth characteristics Significant cost reduction opportunities, particularly in G&A Strong gross margin profile relative to peers (and consideration of Wireless) Custom designs and engineering-driven Cyclical demand Has continued to invest in the core businesses throughout the recent downturn

Network: Solid 2010 Year-Over-Year Growth Select Partners / Revenue Select Products Applications Customers ($ in millions) $65.2 $60.8 Filters / chokes PCs, LANs, WANs, AT&T, Alcatel-Lucent $49.8 game consoles Cisco, Dell, Ericsson, HP $44.2 $43.4 Huawei, Honeywell, Juniper $38.3 $36.2 Microsoft, Motorola, $34.0 Siemens, Sony, ZTE 1Q 09 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 Filtered connectors Network switches, AT&T, Alcatel-Lucent Year-over-year growth: 19.9% 78.8% 70.2% 12.7% routers, hubs, servers Cisco, Dell, Ericsson, HP Huawei, Honeywell, Juniper Microsoft, Motorola, Growth Strategies Siemens, Sony, ZTE Leverage magnetic design expertise Build on leadership in filtered connectors Capitalize on global network / internet build Reduce dependence on labor Introduce new, higher margin products

Wireless: Growth from New Antenna Customers Revenue Select Partners / Select Products Applications Customers ($ in millions) $39.3 $39.9 $35.9 $35.9 New OEM Antenna Revenue Handset antennas Cell / Smart phones, BYD, Huawei $0.5 $1.4 $2.4 $5.9 and antenna modules PDAs, notebooks, Kyocera, LG, LOM tablets Motorola, Nokia $24.0 $22.8 Samsung, $19.9 $19.5 Sony Ericsson, Garmin, Foxconn Other antennas GPS systems, machine- BYD, Huawei to-machine Kyocera, LG, LOM 1Q 09 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 communication, Motorola, Nokia auto antennas Samsung, Year-over-year growth: (33.1%) (42.0%) (50.1%) (45.7%) Sony Ericsson, Garmin, Foxconn Growth Strategies Rebuild cellular antenna sales Grow non-cellular sales Maintain technology leadership Capitalize on global mobility demand

Power: Gaining Strength Across Product Lines

Revenue


($ in millions)
$27.8
$18.8
$23.1
$25.3
$25.5
$32.8
$36.8
$31.9
1Q 09
2Q 09
3Q 09
4Q 09
1Q 10
2Q 10
3Q 10
4Q 10
Year-over-year growth:
(8.3%)
74.5%
59.3%
26.1%

Growth strategies

- Grow sales for voltage and current sensing products
- Extend in high-efficiency computing
- Grow revenues with auto manufacturers in China

Select Products	Applications	Select Partners / Customers
Inductors / chip inductors	AC / DC & DC / AC power supplies; mobile phones, portable devices	Alcatel Lucent, Dell, Ericsson, HP, IBM, Intel, Microsoft, Nokia, Oracle, Philips, Samsung, Siemens Thomson, Vestel
Power transformers	AC / DC & DC / AC power supplies	Alcatel Lucent, Dell, Ericsson, HP, IBM, Intel, Microsoft, Nokia, Oracle, Philips, Samsung, Siemens Thomson, Vestel
Signal transformers	Analog circuitry; weapons guidance	Military / aerospace
Current and voltage sensing technology	Renewable energy, industrial, auto, smart grid	ABB, Coulomb, Elster, Emerson, Enphase, GE, Honeywell, Itron, Landis & Gyr, Lear, Petra Solar, Schneider, Sensus, Siemens
Auto coils	Ignition for gas engines, safety, communication, fuel efficiency	BMW, Bosch, Continental, Delphi, Sauer-Danfos, VW / Audi, ZF

22

Pulse Electronics

Delever the Balance Sheet Cash and cash equivalents Total debt ($ in millions) ($ in millions) $50$ 400 $45 $343 $41 $350 $40 $40 $36 $300 $35 $30 $250 $25 $200 $20 $131 $150 $15 $82 $100 $10 $50 $5 $0 $0 Dec Dec Dec Dec 2008 Dec 2009 Dec 2010 2008 2009 2010 Convertible notes Other debt Note: In 2009, Pulse divested its Medtech Components Business and applied net sale proceeds to reduce its outstanding debt.

Long-Term Financial Model Quarter ended Fiscal year ended Target 12/31/2010 12/31/2010 model Revenue growth (YoY) (4.0%) 8.4% > 8% Gross margin 24.8% 25.1% > 25% Non-GAAP Operating margin (1) 5.4% 4.7% > 10% Non-GAAP Adj. EBITDA margin (2) 8.3% 8.0% > 12% Source: Company filings. Note: See slides 35 and 36 for reconciliations to U.S. GAAP results. (1) Operating margin excluding severance, impairment and other associated costs, non-cash stock-based compensation expense and other adjustments. (2) Adjusted for discontinued operations, non-cash stock-based compensation, severance, impairment and other associated costs.

Highly Qualified, Diverse and Independent Board Focused on Delivering Shareholder Value

Enhanced Board of Directors Nominees Board nominated three, new highly qualified independent nominees Justin C. Choi Steven G. Crane Lawrence P. Reinhold Nominees would provide additional technology sector, global operations, finance, legal and governance experience Summary In 2010, current Board authorized a process to search for new members Engaged an independent executive search firm, which resulted in the Board’s nomination of three new highly qualified, independent individuals Existing members up for election—Faison, Deck and Melliar-Smith If elected, resulting board composition would be: 7 independent plus Company CEO 5 of 8 will have joined the board since October 2008, providing a fresh perspective along with deep experience The enhanced Pulse Board will provide valuable industry and financial expertise to Pulse, as well as an infusion of further independence

Pulse's Board is Highly Independent with Significant Experience and Expertise…

Name	Position	Age	Independent	Commentary
Ralph Faison	Chairman	52		▪ Pulse Electronics Chairman, President and CEO ▪ President, CEO, Director of Andrew Corp prior to its acquisition by CommScope, Inc. ▪ President and CEO of Celiant Corp, prior to its acquisition by Andrew Corp
John E. Burrows, Jr.	Lead Director	63	✓	▪ Operating Partner, venture capital firm Element Partners LP ▪ CEO, Energex, Inc. ▪ President and CEO of SPI Holding Co. ▪ Member of the Board of Directors of Vyteris, Inc.
Edward M. Mazze	Director	70	✓	▪ Distinguished University Professor of Business Administration at the University of Rhode Island ▪ Member of the Board of Directors of Washington Trust Bancorp, Inc. and Ocean State Business Development Authority
Howard C. Deck	Director	53	✓	▪ President and CEO, Icynene, Inc. ▪ President, CertainTeed Corp's Insulation Group ▪ Head of Precision Abrasives in North America and President of worldwide Superabrasives and Composite Materials, Compagnie de Saint-Gobain
C. Mark Melliar-Smith	Director	65	✓	▪ President, Multi-Strategies Consulting ▪ CEO, Molecular Imprints, Inc. ▪ Member of Board of Directors of Power One Inc. and Molecular Imprints, Inc.
Justin C.[(1)] Choi	Director	45	✓	▪ Executive Vice President, General Counsel and Secretary, TrustWave Holdings ▪ Senior Vice President, General Counsel and Secretary, Andrew Corp prior to its acquisition by CommScope, Inc. ▪ Vice President of Law, Corporate & Securities, Avaya
Steven G.[(1)] Crane	Director	54	✓	▪ CFO, ModusLink Global Solutions, Inc. ▪ CFO, Interactive Data Corporation ▪ CFO, Video Services Corporation
Lawrence P.[(1)] Reinhold	Director	51	✓	▪ Executive VP, CFO and member of the Board of Directors, Systemax Inc. ▪ Executive VP and CFO, Greatbatch, Inc. ▪ CPA, member of the American Institute of CPAs and Finance Executives International

(1) Nominees to the Board of Directors.

27

Pulse Electronics

... With a Diverse Range of Capabilities Senior Management / Electronics Financial Public Board Legal / M&A Global Name Operational Sector Expert Experience Expertise Markets Experience Experience (NYSE/NASDAQ) Ralph Faison John E. Burrows, Jr. Edward M. Mazze Howard C. Deck C. Mark Melliar-Smith (1) Justin C. Choi (1) Steven G. Crane (1) Lawrence P. Reinhold (1) Nominees to the Board of Directors.

Bel Fuse has Put Forth a Highly Uncertain Proposal

Bel Fuse is Pursuing an Unsolicited, Uncertain and Opportunistic Takeover Proposal Shareholders should question Bel Fuse’s motives Bel Fuse is a direct competitor of Pulse and is attempting to advance a highly uncertain proposal to capture for itself the significant current and future value that rightly belongs to all shareholders Through a nomination of hand-picked directors to the Pulse Board, Bel Fuse is running a M&A proxy fight, not a governance proxy fight as purported Shareholders should question the validity of Bel Fuse’s highly uncertain proposal and tactics Bel Fuse has NOT demonstrated committed financing or the ability to secure financing Bel Fuse stock that would be part of a transaction would provide Pulse shareholders with class B shares which have NO voting rights Bel Fuse has provided NO details of how much cash and non-voting Bel Fuse stock it is offering Bel Fuse has NOT launched a tender offer

Bel Fuse’s Timing is Opportunistic Bel Fuse made its hostile approach prior to Pulse’s appointment of new CEO Ralph Faison Bel Fuse is attempting to acquire the Company before Pulse shareholders benefit from the implementation of our new strategic plan Improving Wireless Business Lowering G&A Expenses Optimizing Manufacturing Efficiencies Implementing New Enterprise Resource Planning System Building on Our Technology Leadership

Bel Fuse is not Acting in the Best Interests of Pulse Shareholders Given Pulse’s strategic plan for shareholder value creation, and with the increasing momentum in our business, we are confident in our ability to deliver value to Pulse shareholders Bel Fuse has a history of buying small stakes in competitors, and agitating for Bel Fuse benefit, in seeking a merger or partnership In each instance, Bel Fuse was rejected by competitors’ Board of Directors Ultimately, in all situations, Bel Fuse sold its shares and went away, without reaching its goals (2006-2009 Toko Holdings, 2008-2009 Power-One, 2004-2006 Artesyn Technologies) We have no doubt that Pulse shareholders — not Bel Fuse — should reap the benefits of our increased earning power and bright future

Executive Summary Pulse represents a significant value opportunity for shareholders With industry-leading products, the Company is positioned for growth and increased profitability Bel Fuse has put forth an unsolicited, uncertain and opportunistic takeover proposal At this critical time in our Company’s growth, Bel Fuse, a direct competitor to Pulse, is attempting to capture for itself the significant current and future value that rightly belongs to Pulse shareholders Through a nomination of hand-picked directors to the Pulse Board, Bel Fuse is running a M&A proxy fight, not a governance proxy fight as purported Under the leadership of highly qualified, diverse and independent Directors, we believe our strategic plan will deliver shareholder value

Appendix

Non-GAAP Operating Profit Reconciliation ($ in millions) Quarter ended Fiscal year ended 12/31/2010 12/31/2010 1000 Operating profit (loss) $4.1 ($15.8) Pre-tax severance, impairment and other associated costs 1.7 32.8 Pre-tax non-cash stock-based compensation expenses 0.3 1.3 Other adjustment: accelerated depreciation 0.4 3.0 Other adjustment: defined benefit plan curtailment gain (1.0) (1.0) Adjusted operating profit (loss) (1) $5.4 $20.2 Net sales $101.2 $432.5 Adjusted operating margin 5.4% 4.7% Source: Company disclosure. (1) Operating profit excluding severance, impairment and other associated costs, non-cash stock-based compensation expense and other adjustments.

Non-GAAP Adjusted EBITDA Reconciliation ($ in millions) Quarter ended Fiscal year ended 12/31/2010 12/31/2010 Net earnings $1.2 ($38.4) Net loss from discontinued operations 0.7 9.7 Non-controlling interest 0.3 1.0 Income tax expense (benefit) 0.7 2.7 Interest expense, net 1.1 4.9 Non-cash stock-based compensation expenses 0.3 1.3 Depreciation and amortization 3.4 17.4 Other expense 0.2 4.4 Severance, impairment and other associated costs 1.7 32.8 Other adjustment: defined benefit plan curtailment gain (1.0) (1.0) Adjusted EBITDA $8.4 $34.6 Net sales $101.2 $432.5 Adjusted EBITDA margin 8.3% 8.0% Source: Company disclosure. Note: All figures are as reported in company filings.